                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-----------------------------
NYSE Ticker Symbol - VIC
-----------------------------


-----------------------------------------------------------------------
Six-month total return(1)                                     2.79%
-----------------------------------------------------------------------
One-year total return(1)                                      6.45%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      6.98%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.41%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.27%
-----------------------------------------------------------------------
Commencement date                                          03/27/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.27%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.26%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.60%
-----------------------------------------------------------------------
Net asset value                                              $15.94
-----------------------------------------------------------------------
Closing common share market price                            $15.31
-----------------------------------------------------------------------
Six-month high common share market price (11/13/01)          $16.08
-----------------------------------------------------------------------
Six-month low common share market price (12/26/01)           $14.90
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 44.3% combined federal and state tax bracket effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2002
- AAA/Aaa............  71.6%   [PIE CHART]
- AA/Aa..............  10.0%
- A/A................   8.1%
- BBB/Baa............  10.3%
As of October 31, 2001
- AAA/Aaa............  70.7%   [PIE CHART]
- AA/Aa..............   8.4%
- A/A................   8.0%
- BBB/Baa............   9.5%
- Non-Rated..........   3.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                           0.0765
12/01                                                                           0.0765
1/02                                                                            0.0765
2/02                                                                            0.0800
3/02                                                                            0.0800
4/02                                                                            0.0800

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Public Education                                                           15.60                              13.30
Transportation                                                             13.70                              14.00
Tax District                                                               12.10                              13.00
Retail Electric/Gas/Telephone                                               9.10                               9.00
Public Building                                                             8.00                               6.30

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      14.9000                            14.9000
                                                                          15.1800                            14.5000
                                                                          15.4600                            14.7500
                                                                          15.4200                            14.5000
                                                                          16.4200                            15.3750
                                                                          16.9200                            15.6250
                                                                          17.7000                            16.0000
12/93                                                                     17.5100                            15.6250
                                                                          15.6500                            13.6250
                                                                          15.4400                            14.0000
                                                                          15.2100                            13.7500
12/94                                                                     14.2400                            12.6250
                                                                          15.5800                            13.8750
                                                                          15.8000                            14.2500
                                                                          16.0500                            13.8750
12/95                                                                     16.8000                            15.6250
                                                                          16.0400                            14.8750
                                                                          16.0900                            15.7500
                                                                          16.4300                            15.2500
12/96                                                                     16.5300                            15.8750
                                                                          16.2300                            15.5000
                                                                          16.6900                            16.3750
                                                                          17.0900                            16.8120
12/97                                                                     17.2400                            17.0625
                                                                          17.1900                            17.3125
                                                                          17.2100                            16.8125
                                                                          17.6700                            18.0000
12/98                                                                     17.1000                            18.1875
                                                                          16.9700                            17.8125
                                                                          16.2500                            16.1875
                                                                          15.6400                            16.0625
12/99                                                                     14.9100                            14.2500
                                                                          15.3900                            14.7500
                                                                          15.3800                            15.5000
                                                                          15.7700                            16.4375
12/00                                                                     16.4500                            16.3750
                                                                          16.3900                            16.1300
                                                                          16.0500                            15.1500
                                                                          16.6600                            15.4800
12/01                                                                     15.9000                            15.4900
                                                                          15.6500                            15.3800
4/02                                                                      15.9400                            15.3100

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up rose across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the municipal market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns. Institutional interest was also strong as fund companies moved to capitalize on this demand by creating several closed-end funds.

    The California market was particularly volatile. The state's economic troubles, coupled with fears of the impact of a looming power crisis, led the major ratings agencies to downgrade the state's debt in the fourth quarter. As you might expect, this had a serious impact on the market for California municipals. By the end of the period, however, investor sentiment appeared to be less negative, and the market for the state's debt seemed poised to stabilize.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0800 per share translated to a distribution rate of 6.27 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.26 percent on a taxable investment (for an investor in the 44.3 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 2.79 percent based on common share market price. This reflects a decrease in common share market price from $15.59 per share on October 31, 2001 to $15.31 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 0.42 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we sold the securities and rotated into others that we believed offered better total return potential.

    The trust also experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers more attractive opportunities elsewhere.

    We reinvested the proceeds from these calls across a spectrum of sectors. The trust entered the period well diversified, and it was our goal to keep it that way. As a result, we made only modest sector adjustments. The two sectors that saw the largest increase were public and higher education. Those sectors were among the largest in terms of issuance over the period, and we were able to take advantage of several well-priced issues there.

    While we kept the sector allocations fairly stable, we did slightly adjust the portfolio's interest rate profile. Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we also sought to take advantage of issuance of bonds with premium coupons that are priced to their call date. These credits have historically offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find what we believed were several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there will be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment will continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

    We believe the California market should see substantial supply in the months ahead. The state is anticipated to bring an $11 billion water resources issue, the largest municipal bond offering in the history of the market. This would help make the state the largest issuer in the nation for the year. Fortunately, we think the state's relatively high income tax rates should keep demand for the bonds strong.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  158.9%
          CALIFORNIA  157.5%
$1,020    A B C CA Uni Sch Dist Cap Apprec Ser B
          (FGIC Insd)................................   *       08/01/17   $    462,376
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg
          (Asset Gty Insd)...........................  6.400%   08/15/30      1,081,970
 3,540    Anaheim, CA Pub Fin Auth Lease Rev Cap
          Apprec Pub Impt Proj Ser C (FSA Insd)......   *       09/01/32        629,412
 2,000    Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D...................  5.000    04/01/17      2,039,580
 3,535    Brea, CA Redev Agy Tax Alloc Ser A Rfdg
          (AMBAC Insd)...............................  5.500    08/01/20      3,708,427
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B..........................  5.250    04/01/24        928,110
 1,000    California Edl Fac Auth Rev Pooled College
          & Univ Proj Ser B..........................  6.750    06/01/30      1,065,530
   835    California Edl Fac Auth Rev Student Ln CA
          Ln Pgm Ser A (MBIA Insd)...................  6.000    03/01/16        896,064
 1,100    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A.........................  6.700    03/01/11      1,123,804
 1,500    California Hlth Fac Fin Auth Rev Hlth Fac
          Small Fac Ln Ser A.........................  6.750    03/01/20      1,534,905
 2,500    California Hlth Fac Fin Auth Rev Insd Hlth
          Fac Vlycare Ser A..........................  6.125    05/01/12      2,552,825
 1,000    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A (FSA Insd)................  5.550    08/15/25      1,008,600

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    California Hsg Fin Agy Rev Cap Apprec Home
          Mtg Ser K (MBIA Insd)......................   *       08/01/24   $    263,300
 1,000    California Hsg Fin Agy Rev Home Mtg Ser B
          (MBIA Insd)................................  6.000%   08/01/16      1,045,550
   755    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)...............................  6.100    08/01/29        783,547
 1,000    California Hsg Fin Agy Rev Home Mtg Ser M
          (MBIA Insd)................................  5.550    08/01/17      1,023,030
   285    California Hsg Fin Agy Rev Home Mtg Ser N
          (FHA/VA Gtd)...............................  6.375    02/01/27        298,706
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd)......................  5.850    08/01/17      1,030,330
 4,500    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd) (a)...  6.000    07/01/27      4,575,600
 2,110    California Spl Dists Fin Prog Ser 00 (MBIA
          Insd)......................................  5.250    12/01/26      2,120,761
 1,000    California St Dept Wtr Res Wtr Ser W.......  5.500    12/01/17      1,067,090
 1,000    California St Univ Fresno Assn Sr Aux
          Organization Event Ctr.....................  6.000    07/01/26      1,001,180
 2,000    California St Veterans (AMBAC Insd)........  6.200    02/01/16      2,006,440
 1,000    California St Veterans Ser BH (FSA Insd)...  5.400    12/01/15      1,025,460
 2,000    California St Veterans Ser BH (FSA Insd)...  5.400    12/01/16      2,038,260
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/30        217,803
 1,085    Cathedral City, CA Pub Fin Auth Rev Cap
          Apprec Ser A (MBIA Insd)...................   *       08/01/31        205,184

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    Chaffey, CA Uni High Sch Dist Ser C (FSA
          Insd) (b)..................................  5.000%   05/01/27   $    978,770
 1,700    Chino Vly Uni Sch Dist CA Ctfs Partn Ser A
          Rfdg (FSA Insd)............................  5.375    09/01/20      1,755,692
 1,700    Chula Vista, CA Indl Dev Rev San Diego Gas
          & Elec Co Ser A (AMBAC Insd)...............  6.400    12/01/27      1,769,020
 2,900    Colton, CA Jt Uni Sch Dist Ser A (FGIC
          Insd)......................................  5.500    08/01/22      3,046,334
 1,000    Colton, CA Redev Agy Tax Alloc Mount Vernon
          Corridor Redev.............................  6.300    09/01/36      1,035,920
 1,000    Corona-Norco, CA Uni Sch Dist Cap Apprec
          Ser B (FSA Insd)...........................   *       09/01/15        513,210
 1,360    Csuci Fing Auth Rev CA East Campus Cmnty
          Ser A (MBIA Insd)..........................  5.125    09/01/21      1,368,935
 1,245    Duarte, CA Multi-Family Rev Hsg Heritage
          Park Apts Ser A (FNMA Collateralized)......  5.850    05/01/30      1,272,290
 1,000    East Bay, CA Muni Util Dist Spl Dist No 1
          Ser E (FGIC Insd)..........................  5.000    04/01/15      1,004,190
 1,000    Fairfield Suisun, CA Uni Sch Dist Spl Tax
          Cmnty Fac Dist No 5 New Sch (FSA Insd).....  5.375    08/15/29      1,015,280
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)..........................  5.250    12/01/19      1,022,860
 1,950    Fontana, CA Redev Agy Tax Alloc Southwest
          Indl Park Proj (MBIA Insd).................  5.200    09/01/30      1,947,855
10,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *       01/15/25      2,485,700
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Sr Lien Ser A (Escrowed
          to Maturity) (c)........................... 0/7.050   01/01/10      3,081,120

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,680    Glendale, CA Uni Sch Dist Ser D (MBIA
          Insd)......................................  5.250%   09/01/17   $  1,756,171
 2,000    Huntington Beach, CA Pub Fin Auth Rev
          Huntington Beach Redev Proj................  7.000    08/01/10      2,047,980
 1,000    Kern, CA Cmnty College Sch Fac Impt Dist
          Mammoth Campus/Kern Cmnty (AMBAC Insd).....   *       08/01/22        326,430
 1,000    Laguna Hills, CA Ctfs Partn Cmnty Ctr Proj
          (MBIA Insd)................................  5.000    12/01/18       1,014,80
 1,105    Larkspur, CA Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................   *       08/01/20        409,358
 2,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev Prop A First Tier Sr Ser B (FSA
          Insd)......................................  4.750    07/01/24      1,881,000
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales
          Tax Rev Prop A Second Tier Sr Ser A Rfdg
          (AMBAC Insd)...............................  5.000    07/01/25        979,110
 1,000    Los Angeles, CA Cmnty College Dist Ser A
          (MBIA Insd)................................  5.000    06/01/26        980,060
 1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del
          Rio W L. A. (AMBAC Insd)...................  6.000    11/01/19      1,104,020
   260    Los Angeles, CA Dept Wtr & Pwr Elec Plt
          Rev........................................  6.000    02/15/30        269,386
 1,473    Los Angeles, CA Multi-Family Rev Hsg
          Earthquake Rehab Proj Ser A (FNMA
          Collateralized)............................  5.700    12/01/27      1,509,548
 1,000    Los Angeles, CA Wtr & Pwr Rev Ser A........  5.250    07/01/18      1,018,080
 1,305    Marin, CA Emergency Radio Auth Rev Pub
          Safety & Emergency Radio (AMBAC Insd)......  4.750    08/15/21      1,248,467
 1,000    Mendocino Cnty, CA Ctf Part Cnty Pub Fac
          Corp (MBIA Insd)...........................  5.250    06/01/30      1,001,120
 1,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg.................................  4.750    07/01/22        945,910
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
          Insd)......................................  5.000    08/01/17      1,017,880

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,930    Orange Cnty, CA Ctfs Partn Juvenile Justice
          Cent Fac Rfdg (AMBAC Insd).................  6.375%   06/01/11   $  1,976,764
 1,000    Oxnard, CA Un High Sch Dist Ser A Rfdg
          (MBIA Insd)................................  6.200    08/01/30      1,124,460
 2,500    Port Oakland, CA Port Rev Ser E (MBIA
          Insd)......................................  6.500    11/01/16      2,604,375
 1,220    Rancho Mirage, CA Redev Agy Tax Redev Plan
          1984 Proj Ser A 1 (MBIA Insd)..............  5.000    04/01/26      1,192,477
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd).....................  4.750    08/01/21        956,730
 2,000    Riverside Cnty, CA Brd Edl Ctfs Partn Fin
          Proj Ser A.................................  6.650    11/01/17      2,040,300
 1,650    Roseville, CA Jt Un High Sch Dist Ser B
          (FGIC Insd)................................   *       06/01/20        617,909
 1,000    Sacramento Cnty, CA Ctf Part Pub Fac Proj
          Rfdg (AMBAC Insd)..........................  4.750    10/01/27        930,230
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd).......................  5.000    08/01/28        969,360
 4,000    San Diego, CA Indl Dev Rev San Diego Gas &
          Elec Ser A (AMBAC Insd)....................  6.100    09/01/19      4,116,800
 1,500    San Diego, CA Redev Agy Centre City Redev
          Proj Ser A.................................  6.400    09/01/25      1,578,375
 1,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
          (FGIC Insd)................................   *       07/01/17        454,600
 1,185    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Second Ser Issue 15B (MBIA
          Insd)......................................  4.800    05/01/17      1,189,230
 1,685    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Rev Spl Fac Lease Ser A (FSA
          Insd)......................................  6.125    01/01/27      1,796,109

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$1,000    San Francisco, CA City & Cnty Arpt Commn
          Intl Arpt Second Ser 27A Rfdg (MBIA
          Insd)......................................  5.250%   05/01/26   $    996,620
 1,000    San Joaquin Hills, CA Tran Corridor Agy
          Toll Rd Rev Jr Lien (Escrowed to
          Maturity)..................................   *       01/01/09        764,610
 1,000    San Jose, CA Redev Tax Alloc Merged Area
          Redev Proj (AMBAC Insd)....................  4.750    08/01/23        945,530
 1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
          Cap Proj Ser A Rfdg (FSA Insd).............  4.750    07/15/23        945,590
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)...  5.600    08/01/23      1,079,960
 1,500    Santa Ana, CA Multi-Family Hsg Rev Villa
          Del Sol Apts Ser B (FNMA Collateralized)...  5.650    11/01/21      1,532,790
 1,000    Santa Ana, CA Uni Sch Dist Ctfs Partn Cap
          Apprec Fin Proj (FSA Insd).................   *       04/01/36        144,180
 2,250    Santa Barbara, CA Ctfs Partn Harbor Proj
          Rfdg.......................................  6.750    10/01/27      2,335,208
 2,000    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd).............................  5.800    09/02/18      2,157,700
   335    Southern CA Home Fin Auth Single Family Mtg
          Rev Ser A (GNMA Collateralized)............  6.750    09/01/22        339,559
 1,000    Stockton, CA Hlth Fac Rev Saint Joseph Med
          Cent Ser A (MBIA Insd).....................  5.625    06/01/13      1,058,210
 1,300    Taft, CA City Elem Sch Dist Ser A (MBIA
          Insd)......................................   *       08/01/22        422,682
 2,000    University of CA Ctfs Partn San Diego
          Campus Projs Ser A.........................  5.250    01/01/32      1,983,500
 3,000    Upland, CA Ctfs Partn Wtr Sys Proj Rfdg
          (FGIC Insd) (a)............................  6.600    08/01/16      3,094,440
 2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
          Rev Cmnty Fac Rfdg (FSA Insd)..............  6.500    09/01/14      2,246,880
                                                                           ------------
                                                                            117,135,518
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY      VALUE
          U. S. VIRGIN ISLANDS  1.4%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A..........................  6.375%   10/01/19   $  1,078,640
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  158.9%
  (Cost $113,497,154)...................................................    118,214,158
SHORT-TERM INVESTMENT  0.9%
  (Cost $700,000).......................................................        700,000
                                                                           ------------
TOTAL INVESTMENTS  159.8%
  (Cost $114,197,154)...................................................    118,914,158
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%.............................        512,927
PREFERRED SHARES  (60.5%)...............................................    (45,039,446)
                                                                           ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..........................   $ 74,387,639
                                                                           ============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $114,197,154).......................  $118,914,158
Cash........................................................        86,558
Interest Receivable.........................................     1,679,680
Other.......................................................           227
                                                              ------------
    Total Assets............................................   120,680,623
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       972,190
  Investment Advisory Fee...................................        58,559
  Administrative Fee........................................        19,520
  Affiliates................................................        11,087
Trustees' Deferred Compensation and Retirement Plans........       141,451
Accrued Expenses............................................        50,731
                                                              ------------
    Total Liabilities.......................................     1,253,538
Preferred Shares............................................    45,039,446
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 74,387,639
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($74,387,639 divided by
  4,666,320 shares outstanding).............................  $      15.94
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,666,320 shares issued and
  outstanding)..............................................  $     46,663
Paid in Surplus.............................................    68,592,482
Net Unrealized Appreciation.................................     4,717,004
Accumulated Undistributed Net Investment Income.............       807,789
Accumulated Net Realized Gain...............................       223,701
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 74,387,639
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 45,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $119,387,639
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,340,721
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      357,752
Administrative Fee..........................................      119,252
Preferred Share Maintenance.................................       68,706
Trustees' Fees and Related Expenses.........................       17,968
Legal.......................................................       14,521
Custody.....................................................        2,655
Other.......................................................       64,066
                                                              -----------
    Total Expenses..........................................      644,920
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,695,801
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   223,859
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,916,390
  End of the Period.........................................    4,717,004
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,199,386)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,975,527)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (443,824)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (723,550)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                      SIX MONTHS ENDED      YEAR ENDED
                                                       APRIL 30, 2002    OCTOBER 31, 2001
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $ 2,695,801        $ 5,452,407
Net Realized Gain....................................       223,859          1,583,278
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (3,199,386)         3,193,466

Distributions to Preferred Shareholders:
  Net Investment Income..............................       (81,312)        (1,365,945)
  Net Realized Gain..................................      (362,512)           (23,645)
                                                        -----------        -----------
Change in Net Assets from Operations.................      (723,550)         8,839,561

Distributions to Common Shareholders:
  Net Investment Income..............................    (2,190,621)        (4,310,048)
  Net Realized Gain..................................    (1,156,781)               -0-
                                                        -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (4,070,952)         4,529,513

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.......................................           -0-            114,399
                                                        -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS................    (4,070,952)         4,643,912
NET ASSETS:
Beginning of the Period..............................    78,458,591         73,814,679
                                                        -----------        -----------
End of the Period (Including accumulated
  undistributed net investment income of $807,789 and
  $298,135, respectively)............................   $74,387,639        $78,458,591
                                                        ===========        ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          SIX MONTHS
                                                            ENDED
                                                          APRIL 30,    -----------------
                                                           2002 (A)     2001      2000
                                                          ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)............   $ 16.81     $ 15.84   $ 15.10
                                                           -------     -------   -------
  Net Investment Income.................................       .58        1.16      1.22
  Net Realized and Unrealized Gain/Loss.................      (.63)       1.03       .84
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
  Net Investment Income.................................      (.02)       (.29)     (.33)
  Net Realized Gain.....................................      (.08)       (.01)      -0-
                                                           -------     -------   -------
Total from Investment Operations........................      (.15)       1.89      1.73
Less Distributions Paid to Common Shareholders:
  Net Investment Income.................................       .47         .92       .99
  Net Realized Gain.....................................       .25         -0-       -0-
                                                           -------     -------   -------
NET ASSET VALUE, END OF THE PERIOD......................   $ 15.94     $ 16.81   $ 15.84
                                                           =======     =======   =======
Common Share Market Price at End of the Period..........   $ 15.31     $ 15.59   $16.125
Total Return (c)........................................     2.79%*      2.45%    19.77%
Net Assets at End of the Period (In millions)...........   $  74.4     $  78.5   $  73.8
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d).....................................     1.73%       1.74%     1.80%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).......................     7.23%       7.17%     7.98%
Portfolio Turnover......................................        8%*        27%       28%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..................................     1.08%       1.09%     1.10%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e).......................     7.01%       5.37%     5.81%
SENIOR SECURITIES:
Total Preferred Shares Outstanding......................     1,800       1,800     1,800
Asset Coverage Per Preferred Share (f)..................   $66,348     $68,588   $66,008
Involuntary Liquidating Preference Per Preferred
  Share.................................................   $25,000     $25,000   $25,000
Average Market Value Per Preferred Share................   $25,000     $25,000   $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by 0.05%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.296 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                 MARCH 27, 1992
                                                                                (COMMENCEMENT OF
YEAR ENDED OCTOBER 31,                                                             INVESTMENT
-----------------------------------------------------------------------------    OPERATIONS) TO
     1999       1998       1997       1996       1995       1994       1993     OCTOBER 31, 1992
------------------------------------------------------------------------------------------------
    $ 17.51   $  17.16   $  16.58   $  16.29   $  14.67   $  17.64   $  14.88       $  14.70
    -------   --------   --------   --------   --------   --------   --------       --------
       1.19       1.24       1.26       1.30       1.30       1.28       1.28            .59
      (1.95)       .70        .84        .40       1.64      (3.00)      2.85            .10
       (.22)      (.28)      (.27)      (.32)      (.40)      (.26)      (.26)          (.13)
       (.10)      (.07)      (.06)      (.04)       -0-       (.01)      (.05)           -0-
    -------   --------   --------   --------   --------   --------   --------       --------
      (1.08)      1.59       1.77       1.34       2.54      (1.99)      3.82            .56
        .99        .99        .99        .96        .92        .92        .92            .38
        .34        .25        .20        .09        -0-        .06        .14            -0-
    -------   --------   --------   --------   --------   --------   --------       --------
    $ 15.10   $  17.51   $  17.16   $  16.58   $  16.29   $  14.67   $  17.64       $  14.88
    =======   ========   ========   ========   ========   ========   ========       ========
    $14.375   $  18.00   $  16.75   $  15.75   $  14.75   $  12.75   $ 16.375       $  14.25
    -13.54%     15.46%     12.96%     14.14%     23.60%    -16.67%     23.01%         -2.50%*
    $  70.2   $   81.0   $   79.3   $   76.6   $   75.3   $   67.8   $   81.5       $   68.7
      1.74%      1.71%      1.77%      1.80%      1.83%      1.79%      1.73%          1.70%
      7.15%      7.16%      7.57%      7.97%      8.39%      7.91%      7.78%          6.67%
        25%        27%        23%        16%        13%        14%        27%            51%*
      1.10%      1.10%      1.12%      1.13%      1.12%      1.12%      1.09%          1.18%
      5.84%      5.54%      5.93%      5.97%      5.83%      6.31%      6.21%          5.18%
      1,800        900        900        900        900        900        900            900
    $64,025   $140,049   $138,057   $135,121   $133,628   $125,291   $140,558       $126,364
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade California Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust had $978,770 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $85,786 increase in cost of securities and a corresponding $85,786 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $19,292, increase net unrealized depreciation by $17,849, and decrease net realized gains by $1,443. The Statement of Changes in Net Assets and Financial Highlights for prior periods ended have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $114,093,519
                                                              ============
Gross tax unrealized appreciation...........................  $  5,069,123
Gross tax unrealized depreciation...........................       248,484
                                                              ------------
Net tax unrealized appreciation on investments..............  $  4,820,639
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Decrease in net assets from operations" on the Statement of Operations and

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

the Statement of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from ..20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $16,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At April 30, 2002 and October 31, 2001, paid in surplus related to common shares aggregated $68,592,482 and $68,592,482, respectively.

    Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     APRIL 30, 2002    OCTOBER 31, 2001
Beginning Shares..................................     4,666,320          4,659,291
Shares Issued Through Dividend Reinvestment.......           -0-              7,029
                                                       ---------          ---------
Ending Shares.....................................     4,666,320          4,666,320
                                                       =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,075,201 and $10,591,776, respectively.

5. PREFERRED SHARES

As of April 30, 2002, the Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2002 was 1.60%. During the six months ended April 30, 2002, rates ranged from 1.60% to 2.20%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
CALIFORNIA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VIC SAR 6/02                                                   Member NASD/SIPC.
                                                                 6110F02-AS-6/02